Exhibit 99.1
Luminar Provides Business Update and Q1 2022 Financials
Accelerating Business Growth and On-Track for All Four Key 2022 Milestones and Financial Guidance

Orlando, Fla. — May 5, 2022 — Luminar (NASDAQ: LAZR), a leading global automotive technology company, today announced its quarterly business update and financial results for the first quarter of 2022, ended March 31, 2022. The company delivered $6.9 million in first-quarter revenue, up 29% year-over-year (YoY) and ahead of internal expectations. Luminar remains on-track to meet or beat its prior $40 million full-year 2022 revenue guidance. Today, Luminar also released its quarterly Path to Series Production video, which can be viewed at: www.luminartech.com/path.

“Automakers are aligning with our vision that next-level safety should come standard with all vehicles, not just available to a select few, and our new partner Nissan is helping lead the pack to mainstream adoption,” said Austin Russell, Luminar Founder and CEO. “We remain heads-down, relentlessly focused on execution as we work to accelerate our roadmap, from a new planned volume capacity expansion for Iris to advancing our foundational chip-level tech capabilities with the Freedom Photonics acquisition.”

New Business Update Highlights:

1.On Track to All Four Key 2022 Business Milestones and Financial Guidance (see major 2022 milestone updates in the section below).
2.Established Nissan Partnership for their next-generation ADAS and safety system. Nissan aims to complete development by mid-2020’s, and equip virtually every new model by fiscal year 2030. Separately, Luminar won a landmark series production deal with Mercedes-Benz, announced in January.
3.Increasing Series Production Capacity in light of increased volume indications from existing wins and additional major commercial wins. Additionally, Luminar’s optical manufacturing partner for series production, Fabrinet is live and ramping.
4.Acquired Freedom Photonics to advance chip-level technology roadmap and lower costs with proprietary high-performance laser diode tech. The acquisition further enables Luminar’s ability to achieve its long-term $100 bill of materials target, and the company is now vertically integrated across all core lidar hardware components.

Major Full-Year 2022 Milestone Status:

1.Iris Industrialization for Series Production: Luminar remains on track to its goal of achieving series production readiness for Iris lidar and core software in 2022, and is currently focused on continuous process improvements in partnership with Fabrinet and Celestica in preparation for series production.
2.Software: Luminar is on track to release the beta version of Sentinel before the end of 2022. In Q1, the company delivered software to an independent third party testing company for further validation of its Proactive Safety™ capability, and expects to report the positive results of this independent study this year.
3.Commercial Programs: Luminar has achieved two additional major commercial wins year-to-date (Mercedes and Nissan), about halfway to the 40% growth target for the full-year. The company expects to meet or beat this target.
4.Forward-Looking Order Book: Following continued major commercial successes, the company expects to achieve its forward-looking order book growth target of at least 40% YoY in 2022. The company reports its forward-looking order book on an annual basis.

Key Q1 2022 Financials:

•Revenue: Q1 revenue of $6.9 million, ahead of company expectations and up 29% YoY
•GAAP and Non-GAAP net loss: Q1 GAAP net loss was $88.3 million, or $(0.25) per share; Q1 Non-GAAP net loss was $56.0 million, or $(0.16) per share.
•Cash, Cash Equivalents and Marketable Securities were $706.9 million as of March 31, 2022, compared to $792.1 million as of December 31, 2020. Q1 cash spend (operating cash flow less capital expenditures) was $37.8 million, down sequentially and consistent with full-year guidance. During the quarter, the company used $43.9 million in cash for share repurchases.
•Maintaining full-year 2022 revenue and cash spend guidance

Webcast Details

Founder and CEO Austin Russell and CFO Tom Fennimore will host a video webcast, featuring a business update followed by a live Q&A session.
What: video webcast featuring quarterly business and financial update and live Q&A
Date: today, May 5, 2022
Time: 2:00 p.m. PDT (5:00 p.m. EDT)

A live webcast of the event will be available on Luminar’s investor site at https://luminartech.com/quarterlyreview. A replay of the webcast will be available following the presentation. For additional information or to be added to our investor distribution list, please visit us at https://investors.luminartech.com/ir-resources/email-alerts.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release contains certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Luminar considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP.

This release includes non-GAAP financial measures, including non-GAAP net loss (see below for a reconciliation of GAAP net loss to non-GAAP net loss), cash spend and Order Book. Non-GAAP net loss is defined as GAAP net loss plus stock-based compensation expense, plus amortization of intangible assets, plus transaction costs relating to acquisition activities, plus expenses related to registration statement on Form S-1 on behalf of selling stockholders, plus change in fair value of warrant liabilities, plus benefit from income taxes. Cash spend is defined as operating cash flow less capital expenditures.

This release includes forward-looking estimates of Order Book and cash spend as part of our financial guidance. We do not reconcile these non-GAAP measures for future periods to their most comparable GAAP measures due to the uncertainty and potential variability of reconciling items. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide a reconciliation of these non-GAAP measures without unreasonable effort.

Order Book is defined as the forward-looking cumulative sales estimates of Luminar’s hardware and software products over the lifetime of given programs which Luminar’s technology is integrated into or provided for, based primarily on projected/actual contractual pricing terms and good faith estimates of “take rates” of Luminar’s technology on vehicles. Such anticipated programs and volumes/take rates are based on commitments by our partners that are dependent on successful performance through development and validation and entering definitive purchase orders for series production, which may change for a variety of reasons as disclosed herein and other SEC filings, including, without limitation, the risks set forth in the “Forward-Looking Statements” section below. Customer production vehicle volume estimates (and take rates when applicable) are largely sourced from (i) the OEM/customer, (ii) IHS Markit or other third party estimates, and/or (iii) Luminar’s management good faith estimates.

Luminar defines a “major win” as a written agreement with a major industry player, including based on their past experience in high volume production, leadership in autonomy, or market leadership, that selects our technology for what is expected to be a significant commercial program, including OEM series production programs. We only include major commercial wins, disclosed or undisclosed, in our forward-looking order book calculation, which are subject to the risks set forth in the “Forward-Looking Statements” section below.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “aims,” “believe,” “may,” “will,” “estimate,” “set,” “continue,” “towards,” “anticipate,” “intend,” “expect,” “should,” “would,” “forward,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expected achievement and timing of series production readiness for Iris lidar and core software, the expected timing of the beta release of Sentinel, the expected growth in 2022 of Luminar’s forward-looking order book and major commercial wins, and expectations for 2022 revenue growth and cash expenditure. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Luminar's management and are not guarantees of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Luminar’s most recently filed periodic reports on Form 10-K and Form 10-Q, and other documents Luminar files with the SEC in the future. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Luminar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

About Luminar Technologies

Luminar is a global automotive technology company ushering in a new era of vehicle safety and autonomy. For the past decade, Luminar has built an advanced hardware and software platform to enable its more than 50 industry partners, including the majority of global automotive OEMs. From Volvo Cars and Mercedes-Benz for consumer vehicles and Daimler Trucks for commercial trucks, to tech partners NVIDIA and Intel’s Mobileye, Luminar is poised to be the first automotive technology company to enable next-generation safety and autonomous capabilities for production vehicles. For more information please visit www.luminartech.com.

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 31, 2022	December 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$159,416	$329,977
Restricted cash	710	725
Marketable securities	547,440	462,141
Accounts receivable	3,256	13,013
Inventory	10,012	10,342
Prepaid expenses and other current assets	37,545	29,195
Total current assets	758,379	845,393
Property and equipment, net	16,437	11,009
Operating lease right-of-use assets	14,005	9,145
Intangible assets, net	2,361	2,424
Goodwill	2,945	3,110
Other non-current assets	13,673	12,455
Total assets	$807,800	$883,536

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$17,293	$14,419
Accrued and other current liabilities	24,848	19,844
Operating lease liabilities	5,079	4,735
Total current liabilities	47,220	38,998
Warrant liabilities	16,399	31,230
Convertible senior notes	609,766	608,957
Operating lease liabilities, non-current	10,102	5,768
Other non-current liabilities	429	598
Total liabilities	683,916	685,551
Stockholders’ equity:
Class A common stock	27	27
Class B common stock	10	10
Additional paid-in capital	1,314,742	1,257,214
Accumulated other comprehensive loss	(4,556)	(908)
Treasury stock	(275,519)	(235,871)
Accumulated deficit	(910,820)	(822,487)
Total stockholders’ equity	123,884	197,985
Total liabilities and stockholders’ equity	$807,800	$883,536

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue:
Products	$1,541	$2,933
Services	5,314	2,380
Total revenue	6,855	5,313
Cost of sales:
Products	11,818	5,309
Services	4,836	2,330
Total cost of sales	16,654	7,639
Gross loss	(9,799)	(2,326)
Operating expenses:
Research and development	33,109	14,010
Sales and marketing	9,398	2,635
General and administrative	30,025	10,273
Total operating expenses	72,532	26,918
Loss from operations	(82,331)	(29,244)
Other income (expense), net:
Change in fair value of warrant liabilities	(3,857)	(46,649)
Interest expense and other	(3,280)	(200)
Interest income and other	1,539	170
Total other income (expense), net	(5,598)	(46,679)
Loss before provision for income taxes	(87,929)	(75,923)
Provision for income taxes	404	—
Net loss	$(88,333)	$(75,923)
Net loss per share:
Basic and diluted	$(0.25)	$(0.23)
Shares used in computing net loss per share:
Basic and diluted	348,683,836	332,987,523

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(88,333)	$(75,923)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	805	657
Noncash lease expense related to operating lease right-of-use assets	885	890
Amortization of premium on marketable securities	444	262
Change in fair value of warrants	3,857	46,649
Vendor stock-in lieu of cash program	7,848	—
Amortization of debt discount and issuance costs	809	—
Impairment of inventories	1,356	257
Share-based compensation	26,698	1,837
Product warranty and other	107	853
Changes in operating assets and liabilities:
Accounts receivable	9,757	3,828
Inventories	(768)	(442)
Prepaid expenses and other current assets	(3,300)	(5,797)
Other non-current assets	158	(1,318)
Accounts payable	5,983	1,766
Accrued and other current liabilities	1,200	(813)
Other non-current liabilities	(343)	(720)
Net cash used in operating activities	(32,837)	(28,014)
Cash flows from investing activities:
Purchases of marketable securities	(193,687)	(226,245)
Proceeds from maturities of marketable securities	91,454	69,275
Proceeds from sales of marketable securities	12,842	29,505
Purchases of property and equipment	(5,004)	(889)
Net cash used in investing activities	(94,395)	(128,354)
Cash flows from financing activities:
Proceeds from exercise of warrants	—	153,927
Proceeds from exercise of stock options	1,092	321
Payments of employee taxes related to vested restricted stock units	(516)	—
Repurchase of common stock and redemption of warrants	(43,920)	(2)
Other financing activities	—	(142)
Net cash provided by (used in) financing activities	(43,344)	154,104
Net decrease in cash, cash equivalents and restricted cash	(170,576)	(2,264)
Beginning cash, cash equivalents and restricted cash	330,702	209,719
Ending cash, cash equivalents and restricted cash	$160,126	$207,455

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Cost of Sales to Non-GAAP Cost of Sales
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP cost of sales	$16,654	$7,639
Non-GAAP adjustments:
Stock-based compensation	(1,786)	(83)
Amortization of intangible assets	(44)	—
Non-GAAP cost of sales	$14,824	$7,556
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Gross Loss to Non-GAAP Gross Loss
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP gross loss	$(9,799)	$(2,326)
Non-GAAP adjustments:
Stock-based compensation	1,786	83
Amortization of intangible assets	44	—
Non-GAAP gross loss	$(7,969)	$(2,243)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP operating expenses	$72,532	$26,918
Non-GAAP adjustments:
Stock-based compensation	(24,912)	(1,754)
Amortization of intangible assets	(19)	—
Transaction costs relating to acquisition activities	(1,513)	—
Expenses related to registration statement on Form S-1 on behalf of selling stockholders	—	(461)
Non-GAAP operating expenses	$46,088	$24,703

LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP net loss	$(88,333)	$(75,923)
Non-GAAP adjustments:
Stock-based compensation	26,698	1,837
Amortization of intangible assets	63	—
Transaction costs relating to acquisition activities	1,513	—
Expenses related to registration statement on Form S-1 on behalf of selling stockholders	—	461
Change in fair value of warrant liabilities	3,857	46,649
Provision for income taxes	165	—
Non-GAAP net loss	$(56,037)	$(26,976)
GAAP net loss per share:
Basic and diluted	$(0.25)	$(0.23)
Non-GAAP net loss per share:
Basic and diluted	$(0.16)	$(0.08)
Shares used in computing GAAP net loss per share:
Basic and diluted	348,683,836	332,987,523
Shares used in computing Non-GAAP net loss per share:
Basic and diluted	348,683,836	332,987,523
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Reconciliation of GAAP Operating Cash Flow to Non-GAAP Free Cash Flow
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
GAAP operating cash flow	$(32,837)	$(28,014)
Non-GAAP adjustments:
Capital expenditure	(5,004)	(889)
Non-GAAP free cash flow	$(37,841)	$(28,903)
LUMINAR TECHNOLOGIES, INC. AND SUBSIDIARIES
Summary of Stock-Based Compensation and Intangibles Amortization
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2022		March 31, 2021
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of Sales	$1,786	$44	$83	$—
Research and development	7,102	—	762	—
Sales and marketing	2,868	19	186	—
General and administrative	14,942	—	806	—
Non-GAAP gross loss	$26,698	$63	$1,837	$—

Contact Information
Media Relations:
Press@luminartech.com

Investor Relations:
Trey Campbell
trey.campbell@luminartech.com